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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported):
                             January 26, 1996


         AMRESCO Residential Securities Corporation on behalf of:

   AMRESCO RESIDENTIAL SECURITIES CORPORATION MORTGAGE LOAN TRUST 1996-1
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          (Exact name of registrant as specified in its charter)



        New York                 33-99346              33-0697613
(State or Other Jurisdiction   (Commission          (I.R.S. Employer
     of Incorporation)         File Number)        Identification No.)


c/o Bankers Trust Company
   of California, N.A.
3 Park Plaza, 16th Floor
   Irvine, California                                     92714
  (Address of Principal                                 (Zip Code)
   Executive Offices)

      Registrant's telephone number, including area code (909) 605-7600

                                 No Change
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       (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         Information relating to the distributions to Certificateholders for the period from September 28, 1996 to October 25, 1996 (the "Monthly Period") of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-1 (the "Registrant" or "Trust") in respect of the Mortgage Loan Asset Backed Certificates, Series 1996-1, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of mortgage loans, and the subordinated amount remaining), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996, among AMRESCO Residential Securities Corporation in its capacity as Depositor, AMRESCO Residential Mortgage Corporation in its capacity as the Seller, Long Beach Mortgage Company and Option One Mortgage Corporation as the Servicers, and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the trustee.

Item 7.  EXHIBIT.

         Monthly Report for the Monthly Period relating to the Certificates issued by the Trust.

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         By:  AMRESCO Residential Securities Corporation


                          By:         /s/  RONALD B. KIRKLAND
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                              Name:   Ronald B. Kirkland
                              Title:  Vice President and Chief
                                      Accounting Officer


Dated:  November 8, 1996